Stein Roe Mutual Funds

Semiannual Report
March 31, 2001

photo of young girl


Stein Roe Equity Fund

Young Investor Fund

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Stein Roe Mutual Funds
Sensible Risks. Intelligent Investments. (R)

Contents

     From the President...............................................   1

       Stephen E. Gibson's thoughts on the equity markets and investing

     Performance Summary..............................................   6

     Fund Highlights..................................................   6

     Questions & Answers..............................................   8

       An interview with portfolio managers David Brady and Erik Gustafson

     Portfolio of Investments.........................................   13

       A complete list of investments with market values

     Financial Statements.............................................   18

       Statements of assets and liabilities, operations and changes in net assets

     Notes to Financial Statements....................................   24

     Financial Highlights.............................................   29

       Selected per-share data and ratios




                Must be preceded or accompanied by a prospectus.

To Our Shareholders

To Our Shareholders:
The past six months reminded investors that stocks are volatile. That is, share prices will go up or down with the stock market. Stocks had been going up for so long that investors became accustomed to receiving returns of 20% or more. So they were understandably disappointed when, after the market peaked at the beginning of the period, stock prices began to decline.
     Many stock investors are long-term investors, however. While they were not happy with the performance of their stocks, they were not surprised. Experienced investors expect sidebar:

  During the past six months, Stein Roe Young Investor Fund returned negative 24.17%. However, it is important to remember that six months is not a long time in terms of investments. Smart investors tend to look at the "big picture" to see how their investments have performed over a longer period of time.

To Our Shareholders
(Continued)

that stock prices will move up and down a lot. And they know that if they sell their shares when the market is down, they'll lose money. But if they're able to maintain a long-term focus, they understand that stocks have the potential to help their portfolios grow over time.
     In volatile periods like this it's important to remember that time can be on your side. It's also a good time to reevaluate how much risk you are willing to take by asking yourself the following questions: When am I going to need the money I am investing? Can I afford to lose any of this money? What am I going to use this money for? How much risk do I feel comfortable with? You may want to discuss these questions with your parents and read the following report together, to

To Our Shareholders
(Continued)

see how your portfolio managers worked to invest your money during this difficult period.
     Your fund's managers were prepared. They realized that technology stocks, the drivers of strong performance, were selling at prices that were greater than their actual worth. Also, they saw that inventories at both factories and stores were growing faster than consumer purchases.
This meant that companies would have to make new products more slowly, until they sold the ones they had already made.
     What did your fund's managers do with this information? To protect the fund in the long term, they began reducing the technology holdings a year ago and replacing them with stocks of utilities and financial services companies. In addition, they

To Our Shareholders
(Continued)

worked hard to ensure that the fund continued to include many different types of stocks, representing a variety of industries. Despite their efforts, the fund's performance was down for the period.

The following report gives you more insights from the fund's managers, David Brady and Erik Gustafson. By reading your shareholder reports, you'll be able to follow the actions of your fund's managers and the fund's performance - through good times and bad.

As always, we thank you for choosing the Stein Roe Young Investor FundSM and for giving us the opportunity to serve your investment needs.

To Our Shareholders
(Continued)

 Sincerely,

     /s/ Stephen E. Gibson

 Stephen E. Gibson
 President
 May 10, 2001





 There can be no assurance that the trends described in this report will continue or come to pass because economic and market conditions change frequently.





 photo of Stephen E. Gibson

Performance Summary
 Average annual total returns (%)
 Period ended March 31, 2001
                              Six month
                            (cumulative)   One Year    Five Years   Life of Fund
 Young Investor Fund           -24.17       -28.82        13.49         17.76
S&P 500 Index                  -18.74       -21.67        14.18         16.78
Morningstar Large
Growth Category                -32.64       -35.66        11.58         18.59

 Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. Performance results reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliate. Absent these waivers or reimbursement arrangements, performance results would have been lower. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of the fund and is not available for direct investment. The fund began operations on 4/29/94. Benchmark information is from 4/30/94 to 3/31/01.


Fund Highlights
               Growth of a $10,000 investment since Young Investor
                     Fund began operating on April 29, 1994
--------------------------------------------------------------------------------


                                  Standard       Morningstar
           Young Investor         & Poor's      Large Growth
                     Fund        500 Index          Category

4/29/94           10000            10000             10000
                  10040            10163             10017.5
                   9699.64          9914.01           9615.9
                   9859.69         10239.2            9872.74
                  10299.4          10658             10393.6
                  10239.7          10397.9           10218
                  10659.5          10630.8           10432.2
                  10449.5          10243.9           10038.2
                  10737.9          10395.5           10132
                  10778.7          10664.7           10188.5
                  11031            11079.6           10565.1
                  11413.7          11406.4           10881.2
3/31/95           11545            11741.8           11103.4
                  11736.6          12210.3           11435.1
                  12723.7          12493.5           12029.9
                  13489.7          12907.1           12690.3
                  13661            12939.4           12776.9
                  14395.9          13485.4           13167.3
                  14103.7          13436.8           13023.4
                  14909            14025.4           13447.7
                  15010.4          14296.1           13419.9
                  15597.3          14782.1           13706
                  15806.3          14919.6           14061.1
                  16465.4          15062.8           14129.7
3/31/96           17575.2          15284.3           14644.5
                  18422.3          15677.1           15067
                  18777.9          15736.6           14836
                  17532.9          15041.1           13878.2
                  18318.4          15358.4           14384.9
                  19510.9          16221.6           15368.4
                  19782.1          16669.3           15419.1
                  20557.6          17927.8           16340.7
                  20278            17572.9           15989.7
                  21220.9          18669.4           16951.8
                  20669.2          18816.9           16551.2
                  19292.6          18045.4           15691.2
3/31/97           20158.8          19120.9           16384.3
                  21719.1          20289.2           17602.3
                  22759.5          21192.1           18293.4
                  24341.3          22876.8           19989.4
                  23506.4          21595.7           19221.2
                  24655.8          22777             20290.1
                  23940.8          22016.3           19526.9
                  24536.9          23035.6           19831.8
                  25606.7          23431.8           19996.8
                  25760.4          23689.6           20233.1
                  27826.4          25397.6           21831.7
                  28903.2          26698             22829.5
3/31/98           29232.7          26970.3           23173.3
                  28233            26506.4           22527.7
                  29847.9          27582.6           23817.8
                  28868.9          27290.2           23536.3
                  23513.7          23346.8           19682.9
                  24931.6          24843.3           21100.1
                  26646.9          26860.6           22426.2
                  28219.1          28488.3           24017.6
                  30123.8          30129.2           26548.1
                  31521.6          31388.6           28211.9
                  30405.7          30412.4           26980.4
                  32783.4          31628.9           28587.4
3/31/99           33616.1          32853             28847
                  32456.4          32077.6           28023.7
                  34043.5          33851.5           29976.1
                  32242.6          32798.8           29185.9
                  31588.1          32634.8           29185.9
                  30890            31740.6           28954.5
                  33435.3          33749.8           30944.2
                  35551.8          34434.9           32825.3
                  39665.1          36459.6           36953.7
                  38744.9          34629.4           35555.8
                  42293.9          33974.9           38517.2
                  43545.8          37297.6           40191.6
3/31/00           39953.3          36175             37780.9
                  36265.6          35433.4           35579.8
                  39620.2          36305             38204.1
                  38970.4          35738.7           37392.7
                  42871.3          37958             40683.2
                  40869.2          35953.9           38261.8
                  39516.5          35802.9           36349.1
                  34557.2          32981.6           31681.5
                  35680.3          33143.2           31940.6
                  37442.9          34319.8           32695.7
                  33590            31193.3           28213.1
3/31/01           31004            29218.7           25539.9

Mutual fund performance changes over time. Please visit steinroe.com for monthly performance updates.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made in the fund on April 29, 1994, and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of the Fund and is not available for direct investment. Benchmark performance is from 4/30/94 to 9/30/00.

The fund's return is also compared to the average return of the funds included in the Morningstar Large Growth category. This Morningstar category is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant their information to be accurate, correct, complete or timely. They shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar averages.

                         Your Portfolio and its Industry
                        Weightings vs. the S&P 500 Index
                            as of March 31, 2001 (%)
--------------------------------------------------------------------------------

                                                   Young         S&P 500
                                               Investor Fund      Index
--------------------------------------------------------------------------------

Consumer staples                                    22.8          12.9
Financials                                          20.8          17.7
Technology                                          18.5          18.1
Utilities                                           12.0           4.2
Consumer cyclical                                    7.6           8.6
Health care                                          7.3          13.4
Capital goods                                        4.9           8.7
Communication services                               3.9           6.1
Energy                                               1.2           6.8
Basic materials                                      1.0           2.5
Transportation                                       0.0           1.0

Sector breakdowns are calculated as a percentage of equity market value. Since the fund is actively managed, there can be no guarantee that the fund will continue to maintain the same portfolio holdings and sector breakdown in the future. Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the US Office of Management and Budget. The sector classifications used on this page (or next page) are based upon the advisor's defined criteria as used in the investment process.


                                    Fund Data
--------------------------------------------------------------------------------
   Investment Objective and Strategy:
   Seeks to achieve long-term growth by investing in a portfolio primarily made up of common stocks and other equity securities. The fund also has an educational objective to teach investors about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the fund.
   Age of Fund:
   6 years, 11 months
   Net Assets:
   $941.9 million
   Number of Shareholders: 181,260

   sidebar:
   The S&P 500 Index is made up of 500 companies usually considered to be a good representation of the thousands of companies that make up the overall U.S. stock market. We show how the fund's assets are invested by sector compared to the Index. This shows how we are investing compared to the Index in the industries, or sectors, that are the largest part of the market and economy.

                            spread across pages 8-9:

                    An Interview with the Portfolio Managers




Mr. Brady and Mr. Gustafson, senior vice presidents of the Advisor, have been portfolio managers of the fund since 1997, and managed its predecessor since 1995.

Q. We've seen on the news that the stock market has not done well over the past six months. how did the fund perform?
A. From September 30, 2000 to March 31, 2001, Stein Roe Young Investor Fund was down 24.17%. The stock market as a whole was also down during the period, measured by the total return of negative 18.74% for the S&P 500 Index.

Q. What was the worst performing portion of the fund?
A. Technology and telecommunications - previously responsible for the high return of the fund and the market - drove returns down during the period. Although the fund attempts to invest in only high quality companies in these areas, even these companies could not escape the slowdown in Internet technology spending. Therefore, we sold some companies such as WorldCom and Lucent Technologies (both telecommunications companies).

Q. What did you do to reduce losses?
A. We are still big believers in technology and telecommunications. We think that they will be fast-growing sectors of the economy over the long term. As the young investors who entered the Young Investor essay contest have pointed out, we can already see how the Internet has literally changed the world. We believe that, in the long run, this progress will continue. So, we kept holdings in some data storage and Internet software infrastructure companies such as EMC Corp. (0.9% of net assets) and Network Appliance, Inc. (0.4% of net assets). When spending in Internet technology does increase again, we believe that these companies should be among the first to benefit.
     We also purchased some stocks in the technology sector whose prices have dropped to a point where we believed their true value was not being recognized. An example is BEA Systems, Inc. (0.5% of net assets), makers of software products for applications on the Internet. They have lost 70% of their value from a year ago and to us that made them a bargain. Since we were able to buy the stock at such a low price, we're more likely to see a profit than if we had bought it at its high price a year ago. There is, of course, still some risk involved and no guarantee that the stock price will go up, but we believe that the company's management and business practices are strong and that the company is poised for future success.

photos of David Brady, Erik Gustafson

An Interview with the Portfolio Managers
(Continued)

Q. Where did the fund do well?
A. Companies within the utilities sector, such as gas and electric companies, were the best performers in the fund. That's because there's an ongoing demand for reliable sources of energy. We feel that one of the fund's largest holdings, Calpine Corp. (3.2% of net assets), is poised to take advantage of this situation. They provide low-cost electricity by burning natural gas. This is one of the cleanest ways to make electricity and is, therefore, good for the environment.
     Companies within the financial sector continued to perform well for the fund. The stocks of these companies all benefited from the fact that the Federal Reserve lowered interest rates three times during the period. Interest rates represent the cost of borrowing money and for financial companies, the lower the cost of money, the more profitable their business. Some examples of financial stocks in your fund include Household International, Inc. (4.3% of net assets), a low-cost consumer loan company and now the fund's second-largest holding, and Texas Regional Bancshares (1.3% of net assets) continued to be strong performers. In fact, Household International was up 5%, and Texas Regional Bancshares was up 34% during the period.
     In the manufacturing sector, we added Scientific Atlanta, Inc. (0.9% of net assets) to the fund. Scientific Atlanta makes television set-top boxes for digital TV services. Digital TV comes into your house through the cable wires and provides many advanced features like an on-screen program guide, dozens of new channels and a wide selection of digital CD-quality music. Cable companies have been spending a lot of time and money to market these services and there appears to be a large amount of consumer interest.

     Stocks of other U.S. companies that helped the fund included Mattel, Inc. (3.2% of net assets), the Gap, Inc. (2.2% of net assets) and Cedar Fair LP (0.6% of net assets). These are known as "consumer cyclical" stocks, because their performance depends upon consumer spending habits. These companies did well during the period because they are strong companies with good management. Despite the downturn of the stock market, consumers did not change their spending habits and continued buying toys and clothes and visiting amusement parks.

Q. What do you expect will happen in the next six months to a year?
A. It is likely that the U.S. stock market will continue to slow over the next few months. We will be carefully watching economic indicators like consumer confidence, to see if the problems in the technology and telecommunications sectors affect the way consumers spend. On the bright side, though, items in inventory, which were previously growing faster than sales at both factories and stores, have begun to sell.

sidebar:
  The Federal Reserve Board monitors whether the economy is growing or shrinking, and how quickly the change is taking place. By raising or lowering interest rates, the Fed can help to regulate the rate of economic growth in the U.S. Lately, the Fed has been lowering interest rates to help boost economic growth.

An Interview with the Portfolio Managers
(Continued)


With inventories depleting, companies will have to manufacture more products and this will help the economy grow. Also, the government is developing a tax relief package that would give money back to citizens who could then either buy things or invest. This could put more money back into the economy. And the Federal Reserve, which lowered interest rates three times during the period, did so again in April. Lowering rates has historically helped the stock market.
     The bottom line is that in the U.S. we may be close to the end of the period of adjusting to the prospect of more difficult times, and not too far from the point when we can start to anticipate a better 2002.


An investment in the fund offers significant long-term growth potential, but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments. Since the portfolio is actively managed, there can be no guarantee the portfolio will continue to maintain the holdings described in this report.

Past performance is no guarantee of future investment results. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of all distributions. Portfolio holdings are as of March 31, 2001 and are subject to change.

SR&F Growth Investor Portfolio

PORTFOLIO OF INVESTMENTS AT MARCH 31, 2001 (Unaudited)
(In thousands)


COMMON STOCKS - 95.8%                                  SHARES       VALUE
                                                     --------     -------
Consumer Discretionary - 19.3%
   Automobiles & Components - 1.6%
   Auto Parts & Equipment - 0.3%
   Gentex Corp. (a)                                       150     $ 3,469
                                                                   ------

   Automobile Manufacturers - 1.3%
   Ford Motor Co.                                         500      14,060
                                                                   ------

   Consumer Durables & Apparel - 3.2%
   Leisure Products
   Mattel, Inc.                                         2,000      35,480
                                                                   ------

   Hotels, Restaurants & Leisure - 2.4%
   Leisure Facilities - 0.6%
   Cedar Fair, LP                                         315       6,993
                                                                   ------

   Restaurants - 1.8%
   McDonald's Corp.                                       750      19,912
                                                                   ------

   Media - 9.9%
   Broadcasting & Cable - 6.1%
   AT&T Corp. - Liberty Media Group, Class A (a)        1,700      23,800
   Clear Channel Communications, Inc. (a)                 510      27,770
   Hispanic Broadcasting Corp. (a)                        850      16,235
                                                                   ------
                                                                   67,805
                                                                   ------
   Movies & Entertainment - 3.8%
   Disney (Walt) Co.                                      850      24,310
   Viacom, Inc., Class B (a)                              400      17,588
                                                                   ------
                                                                   41,898
                                                                   ------
   Retailing 2.2%
   Apparel Retail
   The Gap, Inc.                                        1,050      24,906
                                                                   ------

Consumer Staples - 8.1%
   Food & Drug Retailing
   Drug Retail - 3.7%
   Walgreen Co.                                         1,000      40,800
                                                                   ------

SR&F Growth Investor Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (CONTINUED)
(In thousands)




                                                       SHARES       VALUE
                                                     --------     -------
Consumer Staples (Continued)
   Food Retail - 4.4%
      Safeway, Inc. (a)                                   880     $48,532
                                                                   ------

Energy - 1.2%
   Oil & Gas Drilling
   Santa Fe International Corp. (a)                       400      13,000
                                                                   ------

Financials - 19.6%
   Banks - 5.5%
   Bank of New York Co., Inc.                             250      12,310
   Texas Regional Bancshares, Inc., Class A               413      14,283
   Wells Fargo & Co.                                      700      34,629
                                                                   ------
                                                                   61,222
                                                                   ------
   Consumer Finance - 6.4%
   Household International, Inc.                          805      47,688
   MBNA Corp.                                             700      23,170
                                                                   ------
                                                                   70,858
                                                                   ------

   Diversified Financial Services - 6.7%
   Citigroup, Inc.                                        900      40,482
   Fannie Mae                                             100       7,960
   The Goldman Sachs Group, Inc.                          300      25,530
                                                                   ------
                                                                   73,972
                                                                   ------
   Insurance - 1.0%
   Life & Health Insurance
   AFLAC, Inc.                                            400      11,016
                                                                   ------

Health Care - 7.1%
   Pharmaceuticals & Biotechnology
   Biotechnology - 0.9%
   Genentech, Inc. (a)                                    200      10,100
                                                                   ------

   Pharmaceuticals - 6.2%
   American Home Products Corp.                           500      29,375
   Johnson & Johnson                                      450      39,362
                                                                   ------
                                                                   68,737
                                                                   ------

SR&F Growth Investor Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (CONTINUED)
(In thousands)




                                                       SHARES       VALUE
                                                     --------     -------
Industrials - 5.9%
   Capital Goods - 4.6%
   Industrial Conglomerates
   General Electric Co.                                   765     $32,023
   Tyco International Ltd.                                450      19,453
                                                                   ------
                                                                   51,476
                                                                   ------
   Commercial Services & Supplies - 1.3%
   Data Processing Services
   Paychex, Inc.                                          375      13,898
                                                                   ------

Information Technology - 18.7%
   Software & Services - 8.7%
   Applications Software - 3.1%
   BEA Systems, Inc. (a)                                  200       5,875
   Intuit, Inc. (a)                                       700      19,425
   Rational Software Corp. (a)                            530       9,408
                                                                   ------
                                                                   34,708
                                                                   ------
   Internet Software & Services - 1.9%
   America Online, Inc. (a)                               510      20,476
                                                                   ------

   Systems Software - 3.7%
   Microsoft Corp. (a)                                    560      30,625
   VERITAS Software Corp. (a)                             225      10,404
                                                                   ------
                                                                   41,029
                                                                   ------
   Technology Hardware & Equipment - 10.0%
   Computer Hardware - 2.4%
   Apple Computer, Inc.                                   925      20,415
   Sun Microsystems, Inc. (a)                             400       6,148
                                                                   ------
                                                                   26,563
                                                                   ------
   Computer Storage & Peripherals - 1.3%
   EMC Corp. (a)                                          350      10,290
   McDATA Corp., Class A (a)                               13         243
   Network Appliance, Inc. (a)                            250       4,203
                                                                   ------
                                                                   14,736
                                                                   ------
   Networking Equipment - 0.5%
   Cisco Systems, Inc. (a)                                330       5,218
                                                                   ------

SR&F Growth Investor Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (CONTINUED)
(In thousands)




                                                       SHARES       VALUE
                                                     --------     -------
   Technology Hardware & Equipment - Cont.
   Semiconductors - 1.2%
   Maxim Integrated Products, Inc. (a)                    310  $   12,893
                                                                ---------

   Telecommunications Equipment - 4.6%
   Comverse Technology, Inc. (a)                          240      14,134
   Corning, Inc.                                          400       8,276
   Finisar Corp. (a)                                      500       4,797
   Motorola, Inc.                                         300       4,278
   Nokia Oyj, ADR                                         400       9,600
   Scientific-Atlanta, Inc.                               250      10,397
                                                                ---------
                                                                   51,482
                                                                ---------
Materials - 0.9%
   Chemicals
   Specialty Chemicals
      Minerals Technologies, Inc.                         300      10,485
                                                                ---------

Telecommunication Services - 3.7%
   Diversified Telecom Services
   Alternative Carriers - 2.5%
   Level 3 Communications, Inc. (a)                       425       7,384
   Qwest Communications International, Inc. (a)           583      20,436
                                                                ---------
                                                                   27,820
                                                                ---------
   Wireless Telecom Services - 1.2%
   Vodafone Group PLC, ADR                                500      13,575
                                                                ---------

Utilities - 11.3%
   Electric Utilities - 7.2%
   AES Corp. (a)                                          450      22,482
   Calpine Corp. (a)                                      650      35,796
   Duke Energy Corp.                                      500      21,370
                                                                ---------
                                                                   79,648
                                                                ---------
   Gas Utilities - 3.1%
   Kinder Morgan, Inc.                                    650      34,580
                                                                ---------

   Multi-Utilities - 1.0%
   Enron Corp.                                            200      11,620
                                                                ---------

Total Common Stocks (cost of $957,552)(b)                       1,062,967
                                                                ---------

SR&F Growth Investor Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (CONTINUED)
(In thousands)




                                                         PAR       VALUE
                                                     --------   ---------
SHORT-TERM OBLIGATIONS - 3.7%

Commercial Paper - 3.7%
   UBS Financial, 5.400% (c) 4/2/01                   $40,965  $   40,959
                                                                ---------


Other Assets & Liabilities, Net - 0.5%                              5,310
                                                                ---------
Net Assets - 100.0%                                            $1,109,236
                                                                =========

Notes to Investment Portfolio:
-------------------------------------------------------------------------------
(a)  Non-income producing.
(b)  Cost for federal income tax purposes is the same.
(c)  Rate represents yield at time of purchase.

                  Acronym                       Name
                  -------                       ----
                    ADR              American Depositary Receipt







See notes to financial statements.

SR&F Growth Investor Portfolio
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001 (Unaudited)
(In thousands)


Assets
Investments, at market value (cost $957,552)                       $1,062,967
Short-term obligations                                                 40,959
Cash                                                                        3
Receivable for:
   Investments sold                                                     5,303
   Dividends                                                              532
Other                                                                      15
                                                                   ----------
     Total Assets                                                   1,109,779
                                                                   ----------

Liabilities
Accrued:
   Management fee                                                         539
   Bookkeeping fee                                                          4
                                                                   ----------
      Total Liabilities                                                   543
                                                                   ----------
   Net Assets applicable to investors' beneficial interest         $1,109,236
                                                                   ==========




See notes to financial statements.

SR&F Growth Investor Portfolio
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS MARCH 31, 2001 (Unaudited)
(All amounts in thousands)


Investment Income
Dividends                                                           $   3,632
Interest                                                                2,269
                                                                    ---------
   Total Investment Income                                              5,901
                                                                    ---------
Expenses
Management fee                                                          3,535
Bookkeeping fee                                                            28
Trustees' fee                                                               4
Audit fee                                                                   8
Legal fee                                                                  13
Transfer agent fee                                                          3
Custodian fee                                                              14
Other                                                                      17
                                                                    ---------
                                                                        3,622
                                                                    ---------

   Custodian credits earned                                                (1)
                                                                    ---------
                                                                        3,621
                                                                    ---------
   Net Investment Income                                                2,280
                                                                    ---------

Realized and Unrealized Loss on Investments
Net realized loss on investments                                      (22,075)
Net change in unrealized appreciation/depreciation                   (324,568)
                                                                    ---------
   Net Loss                                                          (346,643)
                                                                    ---------
Decrease in Net Assets Resulting from Operations                    $(344,363)
                                                                    =========









See notes to financial statements.

SR&F Growth Investor Portfolio
STATEMENT OF CHANGES IN NET ASSETS
(In thousands)
                                                   (Unaudited)
                                                    Six months
                                                         Ended     Year Ended
                                                     March 31,  September 30,
                                                          2001           2000
                                                    ----------     ----------

Operations
Net investment income                               $    2,280     $      762
Net realized gain (loss) on investments                (22,075)       140,322
Net change in unrealized appreciation/depreciation    (324,568)       187,931
                                                    ----------     ----------
   Net increase (decrease) in net assets resulting
      from operations                                 (344,363)       329,015
                                                    ----------     ----------

Transactions in Investors' Beneficial Interest
Contributions                                          291,181        885,014
Withdrawals                                           (282,826)      (755,625)
                                                    ----------     ----------
   Net increase from transactions in investors'
      beneficial interest                                8,355        129,389
                                                    ----------     ----------
   Net increase (decrease) in net assets              (336,008)       458,404

Net Assets
Beginning of period                                  1,445,244        986,840
                                                    ----------     ----------
End of period                                       $1,109,236     $1,445,244
                                                   ===========    ===========










See notes to financial statements.

Stein Roe Young Investor Fund
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001 (Unaudited)
(All amounts in thousands, except for per-share data)


Assets
Investment in Portfolio, at value                                    $942,248
Receivable for Fund shares sold                                           220
                                                                     --------
   Total Assets                                                       942,468
                                                                     --------

Liabilities
Payable for Fund shares repurchased                                       341
Accrued:
   Administration fee                                                     142
   Bookkeeping fee                                                          4
   Transfer agent fee                                                     175
Other                                                                      52
                                                                     --------
   Total Liabilities                                                      714
                                                                     --------
Net Assets                                                           $941,754
                                                                     ========

Shares outstanding (unlimited number authorized)                       39,665
                                                                     ========

Net asset value per share                                            $  23.74
                                                                     ========
Analysis of Net Assets
Paid-in capital                                                      $879,376
Accumulated net investment loss                                          (873)
Accumulated net realized loss allocated from Portfolio                (35,682)
Net unrealized appreciation allocated from Portfolio                   98,933
                                                                     --------
                                                                     $941,754
                                                                     ========






See notes to financial statements.

Stein Roe Young Investor Fund
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2001 (Unaudited)
(All amounts in thousands)


Investment Income
Dividends allocated from Portfolio                                  $   3,088
Interest allocated from Portfolio                                       1,935
                                                                    ---------
   Total Investment Income                                              5,023
                                                                    ---------

Expenses
Expenses allocated from Portfolio                $ 3,084
Administrative fee                                   922
Transfer agent fee                                 1,595
Bookkeeping fee                                       25
Trustees' fees                                         4
Custodian fee                                          1
Audit fee                                              4
Legal fee                                              4
Registration fee                                      16
Reports to shareholders                               67
Other                                                174                5,896
                                                --------            ---------
      Net Investment Loss                                                (873)
                                                                    ---------


Realized and Unrealized Gain (Loss) on Investments
   Allocated from Portfolio
Net realized loss allocated from Portfolio                             (4,762)
Net change in unrealized appreciation/depreciation
   allocated from Portfolio                                          (289,797)
                                                                    ---------
         Net Loss                                                    (294,559)
                                                                    ---------
   Net Decrease in Net Assets Resulting from Operations             $(295,432)
                                                                    =========





See notes to financial statements.

Stein Roe Young Investor Fund
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in thousands)
                                                   (Unaudited)
                                                    Six months
                                                         Ended     Year Ended
                                                     March 31,  September 30,
                                                          2001           2000
                                                    ----------     ----------
Operations
Net investment loss                                 $     (873)    $   (5,154)
Net realized gain (loss)                                (4,762)       134,120
Net change in unrealized appreciation/depreciation    (289,797)       158,324
                                                    ----------     ----------
Net increase (decrease) in net assets resulting
   from operations                                    (295,432)       287,290
                                                    ----------     ----------

Distributions to Shareholders
Distributions from net realized capital gains         (136,657)       (10,173)
                                                    ----------     ----------

Share Transactions
Subscriptions to Fund shares                           206,604        718,379
Value of distributions reinvested                      135,426         10,047
Redemptions of Fund shares                            (183,996)      (670,308)
                                                    ----------     ----------
   Net increased from Fund share transactions          158,034         58,118
                                                    ----------     ----------
   Net increased (decrease) in net assets             (274,055)       335,235

Net Assets
Beginning of period                                  1,215,809        880,574
                                                    ----------     ----------
End of period                                       $  941,754     $1,215,809
                                                    ==========     ==========

Accumulated net investment loss                     $     (873)    $       --
                                                    ==========     ==========
Changes in Shares of Beneficial Interest
Subscriptions to Fund shares                             7,107         20,880
Issued in reinvestment of distributions                  4,988            312
Redemptions of Fund shares                              (6,269)       (19,468)
                                                    ----------     ----------
   Net increase in Fund shares                           5,826          1,724
Shares outstanding at beginning of period               33,839         32,115
                                                    ----------     ----------
Shares outstanding at end of period                     39,665         33,839
                                                    ==========     ==========



See notes to financial statements.

spread across pages 24-25

                          Notes to Financial Statements

Note 1.  Significant Accounting Policies
-------------------------------------------------------------------------------

         Organization
         Stein Roe Young Investor Fund (the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Growth Investor Portfolio (the "Portfolio"), which seeks to achieve long-term capital appreciation by investing primarily in common stocks and other equity-type securities that are believed to have long-term appreciation potential. The Fund also has an educational objective to teach investors, especially young people, about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund.
              The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations February 3, 1997. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At March 31, 2001, Stein Roe Young Investor Fund owned 84.9% of the Portfolio.
              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

         Security valuation and transactions
         Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.
              Short-term obligations with a maturity of 60 days or less are valued at amortized cost.
              Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

              Security transactions are accounted for on the date the securities are purchased, sold or mature.
              Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

         Federal income taxes
         No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and makes distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.

         Distributions to shareholders
         Distributions to shareholders are recorded on the ex-date.
              The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

         Other
         Interest income is recorded on the accrual basis. Corporate actions are recorded on the ex-date.

Note 2. Fees and Compensation Paid to Affiliates
--------------------------------------------------------------------------------

         Management fee
         Stein Roe and Farnham Inc. (the Advisor) is the investment Advisor of the Portfolio and receives a monthly fee as follows:
                  Average Net Assets                 Annual Fee Rate
                  First $500 million                 0.60%
                  Next $500 million                  0.55%
                  Over $1 billion                    0.50%

         Administration fee
         The Advisor also provides accounting and other services to the Fund for a monthly fee as follows:
                  Average Net Assets                 Annual Fee Rate
                  First $500 million                 0.200%
                  Next $500 million                  0.150%
                  Over $1 billion                    0.125%

         Bookkeeping fee
         The Advisor provides bookkeeping and pricing services to the Portfolio and the Fund for a monthly fee equal to $25,000 annually plus 0.0025% annually of the Portfolio's and Fund's average daily net assets over $50 million.

         Transfer agent fee
         Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.22% annually of the Fund's average daily net assets and receives reimbursement for certain out of pocket expenses. The Portfolio pays the Transfer Agent a monthly fee equal to $6,000 annually.

         Other
         The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

Note 3. Portfolio Information
--------------------------------------------------------------------------------

         Investment activity
         During the six months ended March 31, 2001, purchases and sales of investments, other than short-term obligations, were $267,734,897 and $195,149,057, respectively.
              Unrealized appreciation (depreciation) at March 31, 2001 based on cost of investments for federal income tax purposes was:
         Gross unrealized appreciation            $252,417,061
         Gross unrealized depreciation            (147,002,217)
                                                  -----------
              Net unrealized appreciation         $105,414,844
                                                  -----------

         Other
         The Portfolio may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 4. Line of Credit
--------------------------------------------------------------------------------

         The Liberty-Stein Roe Funds Investment Trust and SR&F Base Trust participate in unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trust. The uncommitted line of credit permits the Trust to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trust for the committed and uncommitted lines of credit are $200 million and $100 million, respectively. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the Trust and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in other expenses on the Statement of Operations. For the six months ended March 31, 2001, the Trust and Fund had no borrowings under the agreement.

Note 5. Other Related Party Transactions
--------------------------------------------------------------------------------

         During the six months ended March 31, 2001, the Portfolio used Alphatrade, a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to Alphatrade during the six months were $11,296.

Note 6. Voting Rights
--------------------------------------------------------------------------------

         Stein Roe Young Investor Fund
         On December 27, 2000, a Special Meeting of Shareholders of the
         Fund was held to conduct the vote for and against the approval of the Items listed on the Fund's Proxy Statements for said Meetings. The election of eleven Trustees was passed on December 27, 2000, however, the approval of the remaining proposals did not pass and the Meeting was adjourned until February 16, 2001, at which time the proposals passed. On September 29, 2000, the record date for the Meeting, the Fund had shares of beneficial interest outstanding representing 1,214,411,644.21 of net asset value (NAV). The votes cast at each Meeting were as follows:

         Election of eleven Trustees:
                                             For                 Withheld
         Douglas A. Hacker           383,672,710.48             6,176,188.65
         Janet Langford Kelly        383,716,076.26             6,132,822.87
         Richard W. Lowry            383,692,636.03             6,156,263.09
         Salvatore Macera            383,655,375.03             6,193,524.09
         William E. Mayer            383,615,138.32             6,233,760.80
         Charles R. Nelson           383,782,507.79             6,066,391.34
         John J. Neuhauser           383,786,327.59             6,062,571.53
         Joseph R. Palombo           383,770,976.26             6,077,922.87
         Thomas E. Stitzel           383,834,874.02             6,014,025.10
         Thomas C. Theobald          383,632,220.67             6,216,678.45
         Anne-Lee Verville           383,729,096.00             6,119,803.13

         Election of eleven Trustees to the SR&F Base Trust:
                                             For                 Withheld
         Douglas A. Hacker           455,757,571.2994        13,146,291.1575
         Janet Langford Kelly        455,832,010.9278        13,071,851.5291
         Richard W. Lowry            455,683,494.1599        13,220,368.2970
         Salvatore Macera            455,611,384.7974        13,292,477.6595
         William E. Mayer            455,577,333.8369        13,326,528.6200
         Charles R. Nelson           455,910,780.0387        12,993,082.4182
         John J. Neuhauser           455,915,519.2056        12,988,343.2513
         Joseph R. Palombo           455,416,262.1727        13,164,590.2842
         Thomas E. Stitzel           455,926,888.7269        12,976,973.7300
         Thomas C. Theobald          455,743,228.6146        13,160,633.8424
         Ann-Lee Verville            455,849,169.8650        13,054,692.5919

              NAV being a plurality of the NAV represented at the Meeting.

         To approve the modification of the fundamental investment restriction relating to borrowing

         For:                   430,278,310.97  NAV being a majority of the
                                                NAV represented at the Meeting
         Against:                29,289,235.31  NAV
         Abstain:                27,562,298.99  NAV
         Delivered Not Voted:   135,168,020.75

         To approve the modification of the fundamental investment restriction relating to borrowing for the Growth Investor Portfolio of SR&F Base Trust.

         For:                   429,285,325.87  NAV being a majority of the
                                                NAV represented at the Meeting
         Against:                29,424,681.69  NAV
         Abstain:                28,419,837.71  NAV
         Delivered Not Voted:   135,168,020.75


SR&F Growth Investor Portfolio


Financial Highlights

                          (Unaudited)
                           Six months
                                ended                                       Period ended
                            March 31,        Years ended September 30,     September 30,
                                 2001        2000       1999        1998         1997(a)
                              -------     -------    -------     -------         ------
Ratio of net expenses to
   average net assets         0.57%(b)      0.57%      0.59%       0.62%        0.63%(b)
Ratio of net investment
   income to average
   net assets                 0.36%(b)      0.06%      0.25%       0.42%        0.54%(b)
Portfolio turnover rate         16%(c)        72%        45%         45%          38%(c)

(a) From commencement of operations on February 3, 1997.
(b) Annualized.
(c) Not annualized.

Stein Roe Young Investor Fund

Financial Highlights

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                               (Unaudited)
                                                Six months
                                                     ended
                                                 March 31,                             Years ended September 30,
                                                      2001           2000          1999         1998          1997          1996
                                              ------------   ------------  ------------ ------------  ------------   -----------
Net Asset Value, Beginning of Period           $     35.93    $     27.42   $     22.68  $     22.75     $   18.64     $   14.29
                                              ------------   ------------  ------------ ------------  ------------   -----------
Income From Investment Operations
Net investment income (loss) (a) (b)                (0.02)         (0.15)        (0.10)       (0.06)        (0.04)          0.05
Net realized and unrealized gain (loss) on
   investments allocated from Portfolio             (8.16)           8.98          5.44         0.31          4.79          4.86
                                              ------------   ------------  ------------ ------------  ------------   -----------
    Total from investment operations                (8.18)           8.83          5.34         0.25          4.75          4.91
                                              ------------   ------------  ------------ ------------  ------------   -----------
Distributions
   Net investment income                                --            --             --           --        (0.02)        (0.05)
   Net realized capital gains                       (4.01)         (0.32)        (0.60)       (0.32)        (0.62)        (0.51)
                                              ------------   ------------  ------------ ------------  ------------   -----------
     Total distributions                            (4.01)         (0.32)        (0.60)       (0.32)        (0.64)        (0.56)
                                              ------------   ------------  ------------ ------------  ------------   -----------
Net Asset Value, End of Period                 $     23.74    $     35.93   $     27.42  $     22.68     $   22.75     $   18.64

                                              ============   ============  ============ ============  ============   ===========
Ratio of net expenses to average
    net assets (b)                                1.10%(e)          1.08%         1.18%        1.31%         1.43%         1.21%
Ratio of net investment income (loss) to
    average net assets (b)                      (0.16)%(e)        (0.45)%       (0.37)%      (0.28)%       (0.25)%         0.30%
Portfolio turnover rate                               N/A             N/A           N/A          N/A           22%(d)        98%(d)
Total return                                   (24.17)%(f)         32.32%        23.89%        1.14%        26.37%(c)     35.55%(c)
Net assets, end of period (000's)              $   941,754     $1,215,809   $   880,574  $   686,024     $ 475,506     $ 179,089

(a) Per share data was calculated using average shares outstanding during the period.
(b)   Net of fees waived or reimbursed by affiliates, if applicable.
(c) Had the affiliates not waived or reimbursed a portion of the expenses, total return would have been reduced.
(d)   Prior to commencement of operations of the Portfolio.
(e)   Annualized.
(f)   Not annualized.

pages 30-31

Liberty - Stein Roe Advisor Trust


Trustees
-------------------------------------------------------------------------------

Douglas A. Hacker
Executive Vice President and Chief Financial
  Officer of UAL, Inc.
Janet Langford Kelly
Executive Vice President-Corporate Development,
  General Counsel and Secretary, Kellogg Co.
Richard W. Lowry
Private Investor
Salvatore Macera
Private Investor
William E. Mayer
Managing Partner, Park Avenue Equity Partners
Charles R. Nelson
Van Voorhis Professor, Department of Economics,
  University of Washington; Consultant on
  economic and statistical matters
John J. Neuhauser
Academic Vice President and Dean of Faculties,
  Boston College
Joseph E. Palombo
Chief Operations Officer, Mutual Funds, Liberty
  Financial Companies, Inc.; Executive Vice
  President and Director of Colonial Management
  Associates, Inc. and Stein Roe & Farnham
  Incorporated; Executive Vice President and
  Chief Administrative Officer of Liberty Funds
  Group LLC
Thomas C. Theobald
Managing Partner, William Blair Capital Partners
Thomas E. Stitzel
Business Consultant and Chartered
Financial Analyst
Anne-Lee Verville
Consultant

Officers
--------------------------------------------------------------------------------

Stephen E. Gibson, President
Kevin M. Carome, Executive Vice President
J. Kevin Connaughton, Treasurer
William J. Ballou, Secretary


Agents and Advisors
--------------------------------------------------------------------------------

Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
Liberty Funds Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Fund
PricewaterhouseCoopers  LLP
Independent Accountants

The Stein Roe Mutual Funds

Fixed-Income Funds
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

Equity Funds
Balanced Fund
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Midcap Growth Fund
Focus Fund
Capital Opportunities Fund
Small Company Growth Fund

International Funds
Asia Pacific Fund
International Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                                  800-338-2550
                                www.steinroe.com

                         Liberty Funds Distributor, Inc.

                                                  S14-03/379F-0301 (5/01) 01/953